Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as chief executive officer of Microvision, Inc. (the "Company"), does hereby certify that to the undersigned's knowledge:

1)    the Company's Form 10-Q for the quarter ended September 30, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)    the information contained in the Company's Form 10-Q for the quarter ended September 30, 2008 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:November 7, 2008	By: /s/ Alexander Y. Tokman Alexander Y. Tokman Chief Executive Officer